UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2008

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2008, The St. Joe Company (the "Company") entered into a $100 million Credit Agreement (the "Credit Agreement") with Branch Banking and Trust Company ("BB&T"), as administrative agent and lender, and BB&T Capital Markets, as lead arranger. The Credit Agreement replaces the Company's previous credit agreement with Wachovia Bank, National Association and other lenders.

The Credit Agreement provides for a $100 million revolving credit facility that matures on September 19, 2011. The Company may request an increase in the principal amount available under the Credit Agreement up to $200 million through syndication. The Credit Agreement provides for swing advances of up to $5 million and the issuance of letters of credit of up to $30 million. The Company has not drawn any funds on the credit facility. The proceeds of any future borrowings under the Credit Agreement may be used for general corporate purposes. Certain subsidiaries of the Company have agreed to guaranty any amounts owed under the Credit Agreement.

The interest rate for each borrowing under the Credit Agreement is based on either (1) an adjusted LIBOR rate plus the applicable interest margin (ranging from 0.75% to 1.75%), determined based on the ratio of the total indebtedness of the Company to its total asset value, or (2) the higher of (a) the prime rate or (b) the federal funds rate plus 0.5%. The Credit Agreement also requires the payment of quarterly fees based on the amount of the loan commitment. The applicable annual fee percentage ranges from 0.125% to 0.35% and is determined based on the ratio of total indebtedness of the Company to its total asset value. The interest margin and annual fee as of September 19, 2008 were 0.75% and 0.125%, respectively. The Company paid $905,000 in fees to BB&T in connection with the closing of the new facility.

The Credit Agreement contains covenants relating to leverage (total indebtedness to total asset value of no more than 50%); unencumbered asset value (unencumbered asset value to unsecured debt of at least 2.00 to 1.00); net worth (at least 95% of the Company’s net worth at June 30, 2008); liquidity (at least $20 million, including the undrawn amount of the facility); and additional debt (limited to $250 million in the aggregate with a sublimit of $125 million for secured debt). The Credit Agreement does not contain a fixed charge coverage covenant.

Other covenants contained in the facility restrict, among other things, acquisitions (no more than $250 million during the term); investments (no more than $250 million at any time); capital expenditures (no more than $500 million during the term); dividends and share repurchases (limited to cumulative net income beginning January 1, 2007); asset dispositions (must maintain at least 250,000 acres of land); and liens (including no liens on more than 25,000 acres in connection with secured debt).

The Credit Agreement contains customary events of default. If any event of default occurs, BB&T (or the lenders holding two-thirds of the commitments if syndicated) may terminate the Company’s right to borrow and accelerate amounts due under the credit facility (except for a bankruptcy event, in which case such amounts will automatically become due and payable and the commitments will automatically terminate).

The Company has pledged 100% of the membership interests in its largest subsidiary, St. Joe Timberland Company of Delaware, LLC, as security for the credit facility. The Company has also agreed that upon the occurrence of an event of default, St. Joe Timberland Company of Delaware, LLC will grant to the lenders a first priority pledge of and/or a lien on substantially all of its assets.

A copy of the Credit Agreement is filed as Exhibit 10.1 hereto. The foregoing description of the Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated by reference herein. Additional information may be found in the Company’s press release dated September 24, 2008, a copy of which is filed as exhibit 99.1 hereto and is incorporated by reference herein.

BB&T was a participant in our previous credit facility which was terminated as described in Item 1.02 below.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the new Credit Agreement described in Item 1.01 above, on September 19, 2008, the Company terminated the lenders’ commitments under its $500 million revolving credit facility with Wachovia Bank, National Association, Bank of America, N.A., Wells Fargo Bank, N.A., Suntrust Bank, N.A., PNC Bank, National Association, Regions Bank, Comerica Bank, BB&T, Fifth Third Bank, Carolina First Bank, Greenstone Farm Credit Services, Northwest Farm Credit Services, and BMO Capital Markets Financing, Inc., as amended (the "Wachovia Credit Agreement"). The descriptions of the Wachovia Credit Agreement contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 28, 2005, Item 9B of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and Item 1.01 of the Company’s Current Report on Form 8-K filed on July 3, 2007 are incorporated by reference herein.

The foregoing descriptions of the Wachovia Credit Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 28, 2005, as amended by a First Amendment filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and a Second Amendment filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 3, 2007. The Wachovia Credit Agreement is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Credit Agreement dated September 19, 2008 by and among the registrant and Branch Banking and Trust Company, as agent and lender, and BB&T Capital Markets, as lead arranger.

99.1 Press Release dated September 24, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

September 24, 2008	By:	/s/ William S. McCalmont

Name: William S. McCalmont
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement dated September 19, 2008 by and among the registrant and Branch Banking and Trust Company, as agent and lender, and BB&T Capital Markets, as lead arranger.
99.1	Press Release dated September 24, 2008